Exhibit 10.4

THIRD AMENDMENT OF
PURCHASE AND SALE AGREEMENT

This Third Amendment of Purchase and Sale Agreement (this “Amendment”) is made and entered into as of the 8th day of April, 2013 by and among CITY CENTER LAND COMPANY, LLC, a Hawaii limited liability company, and CITY CENTER, LLC, a Hawaii limited liability company (collectively, “Seller”) and A & B PROPERTIES, INC., a Hawaii corporation (“Buyer”), with respect to the real property and improvements located at 810 Richards Street, Honolulu, Hawaii 96813.

Recitals

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated as of February 28, 2013, as amended by that certain Amendment of Purchase and Sale Agreement dated as of April 2, 2013 and by that certain Second Amendment of Purchase and Sale Agreement dated as of April 4, 2013 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as provided herein.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.Defined Terms. All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement.

2.    Due Diligence Period. The expiration of the Due Diligence Period shall be extended from April 8, 2013 to April 19, 2013.

3.    Ratifications. The Agreement, and all terms, provisions and conditions contained in the Agreement, shall be deemed in full force and effect, except as specifically herein amended.

4.    Counterparts; Signatures. This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.

5.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank. Signatures Follow on Next Page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SELLER:    CITY CENTER LAND COMPANY, LLC,
a Hawaii limited liability company

By Pacific Office Properties, L.P.,
a Delaware limited partnership
Its Member

By Pacific Office Properties Trust, Inc.,
a Maryland corporation
Its General Partner

By /s/ Lawrence J. Taff
Name: Lawrence J. Taff
Its: Chief Executive Officer

CITY CENTER, LLC,
a Hawaii limited liability company

By Pacific Office Properties, L.P.,
a Delaware limited partnership
Its Member

By Pacific Office Properties Trust, Inc.,
a Maryland corporation
Its General Partner

By /s/ Lawrence J. Taff
Name: Lawrence J. Taff
Its: Chief Executive Officer

BUYER:     A & B PROPERTIES, INC.,
a Hawaii corporation

By: /s/ Lance K. Parker
Name: Lance K. Parker
Its:     Vice President

By: /s/ Charles W. Loomis
Name: Charles W. Loomis
Its:     Asst. Secretary

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